UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Superior Industries International, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing stockholders of Superior Industries International, Inc., a Delaware corporation (the “Company”), with a definitive proxy statement related to the proposed transaction with SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), and SUP Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 8, 2025, by and among the Company, Parent and Merger Sub.

1.	The following was a communication sent to the Company’s employees on July 8, 2025:

Valued Employees,

I’m excited to announce an important milestone for Superior that sets the stage for a stronger future. We have entered into definitive agreements to be acquired by a group of our term loan investors, including Oaktree Capital Management, who have an established presence in the automotive industry. This group knows Superior well. As lenders, they have supported us for years and believe strongly in our long-term potential. You can read the full press release [https://www.businesswire.com/news/home/20250707239449/en/Superior-to-be-Acquired-by-a-Group-of-Existing-Term-Loan-Investors-Committed-to-Its-Long-Term-Stability-and-Growth], but I wanted to share this exciting news and what this means for our company.

The transaction provides the necessary financial foundation to move forward with strength and stability. This means significantly reduced debt, improved cash flow, lower leverage, and more flexibility to invest in our priorities. It gives us the runway to focus on what we do best – serving our customers, innovating across our portfolio, and winning new business.

The transaction is expected to close in the third quarter of this year, subject to regulatory approvals and customary closing conditions. Upon closing, Superior will become a private company. In the meantime, I’m asking everyone to remain focused on our priorities: serving our customers and taking care of each other. We will continue to operate as Superior Industries International honoring our rich history and legacy. With the broadest portfolio in the industry, a strategically advantaged footprint, and a newly-minted balance sheet, we are well positioned for growth. As I mentioned in my last update, global supply chain dynamics and tariffs are creating significant opportunities for Superior with existing and new customers. In fact, we are seeing an unprecedented level of RFQs from customers seeking to localize and de-risk long supply chains. Let’s seize the opportunity and WIN!

I am incredibly proud of what we’ve accomplished together, and I am even more excited about what is ahead. With the support from our new ownership group, we are well positioned to seize new opportunities and drive long-term sustainable growth.

Best,

Majdi Abulaban

CEO

Forward-Looking Statements

This letter contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act of 1934, as amended (the “Exchanged Act”). In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target,” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by the definitive transaction agreements (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Superior and the term loan investors, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding Superior’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of Superior’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm Superior’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed Transactions; the potential for modification or adjustment of the definitive transaction agreements; the parties’ ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact Superior’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effects of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in Superior’s market capitalization and stockholders’ equity; the expected timing and process for the delisting of Superior’s common stock from the New York Stock Exchange and deregistration under the Securities Act; other risks related to the Proposed Transactions that will be included in Superior’s proxy statement on Schedule 14A (the “Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”); and those risks described in Item 1A of Part I of Superior’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of Superior’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, and Superior’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Superior does not intend to update these statements unless required by securities or other applicable laws to do so, and Superior undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This letter is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Proposed Transactions, Superior intends to file relevant materials with the SEC, including the Proxy Statement. This letter is not a substitute for the Proxy Statement or any other document that Superior may file with the SEC or send to its stockholders in connection with the Proposed Transactions. STOCKHOLDERS OF SUPERIOR ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUPERIOR, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SUPERIOR’S STOCKHOLDERS TO BE HELD IN CONNECTION WITH THE PROPOSED TRANSACTIONS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and Superior’s other filings with the SEC also will be available free of charge on Superior’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

Superior, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transactions. Information regarding the names of Superior’s directors and executive officers and certain other individuals and their respective interests in Superior by security holdings or otherwise is set forth in Superior’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Superior participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude. Such filings and the 2025 Definitive Proxy are available free of charge on Superior’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Proposed Transactions.

2.	The following template was used to send communications to the Company’s customers beginning on July 8, 2025:

Dear X,

Today, we announced an important milestone for Superior that sets the stage for a stronger future, [https://www.businesswire.com/news/home/
20250707239449/en/Superior-to-be-Acquired-by-a-Group-of-Existing-Term-Loan-Investors-Committed-to-Its-Long-Term-Stability-and-Growth]. We have entered into definitive agreements to be acquired by a group of our term loan investors, including Oaktree Capital Management. As our existing term loan lenders, this group has been a supportive partner for many years and their deep understanding of our business, operations, and future potential gives them strong confidence in our long-term growth and success.

The transaction represents a pivotal milestone for Superior. It provides the financial foundation to move forward with strength and stability, while positioning us to better serve our customers. With the broadest portfolio in the industry, a strategically advantaged footprint, and a newly minted best-in-class balance sheet, we are confident in our ability to deliver on your needs today – and invest in where the industry is headed tomorrow.

We want to assure you that there will be no disruption to our day-to-day operations. We will continue to operate under the Superior Industries name and brand and your existing contacts and support channels remain unchanged.

We truly appreciate your trust and continued partnership, and we are looking forward to this next chapter. If you have any questions, please do not hesitate to reach out to your Superior contact.

Best,

Majdi Abulaban

CEO

Forward-Looking Statements

This letter contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act of 1934, as amended (the “Exchanged Act”). In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target,” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by the definitive transaction agreements (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Superior and the term loan investors, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding Superior’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of Superior’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm Superior’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed Transactions; the potential for modification or adjustment of the definitive transaction agreements; the parties’

ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact Superior’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effects of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in Superior’s market capitalization and stockholders’ equity; the expected timing and process for the delisting of Superior’s common stock from the New York Stock Exchange and deregistration under the Securities Act; other risks related to the Proposed Transactions that will be included in Superior’s proxy statement on Schedule 14A (the “Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”); and those risks described in Item 1A of Part I of Superior’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of Superior’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, and Superior’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Superior does not intend to update these statements unless required by securities or other applicable laws to do so, and Superior undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This letter is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Proposed Transactions, Superior intends to file relevant materials with the SEC, including the Proxy Statement. This letter is not a substitute for the Proxy Statement or any other document that Superior may file with the SEC or send to its stockholders in connection with the Proposed Transactions. STOCKHOLDERS OF SUPERIOR ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUPERIOR, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SUPERIOR’S STOCKHOLDERS TO BE HELD IN CONNECTION WITH THE PROPOSED TRANSACTIONS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and Superior’s other filings with the SEC also will be available free of charge on Superior’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

Superior, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transactions. Information regarding the names of Superior’s directors and executive officers and certain other individuals and their respective interests in Superior by security holdings or otherwise is set forth in Superior’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Superior participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude. Such filings and the 2025 Definitive Proxy are available free of charge on Superior’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Proposed Transactions.

3.	The following template was used to send communications to the Company’s vendors and suppliers beginning on July 8, 2025:

Dear Valued Vendors and Suppliers,

Today, we announced an important milestone for Superior that sets the stage for a stronger future. [https://www.businesswire.com/news/home/
20250707239449/en/Superior-to-be-Acquired-by-a-Group-of-Existing-Term-Loan-Investors-Committed-to-Its-Long-Term-Stability-and-Growth]. We have entered into definitive agreements to be acquired by a group of our term loan investors, including Oaktree Capital Management. As our existing term loan lenders, this group has been a supportive partner for many years and their deep understanding of our business, operations, and future potential gives them strong confidence in our long-term growth and success.

The transaction represents a pivotal milestone for Superior. It provides the financial foundation to move forward with strength and stability, a lower leverage ratio, and enhanced liquidity, which positions us to better serve our customers.

Superior will continue to operate under its current name and brand, your points of contact and payment processes remain unchanged, and business will be conducted as usual.

We truly value our continued partnership, and we look forward to growing together in our next chapter. If you have any questions or would like to discuss further, please do not hesitate to reach out to your Superior contact.

Best,

Majdi Abulaban

CEO

Forward-Looking Statements

This letter contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act of 1934, as amended (the “Exchanged Act”). In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target,” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by the definitive transaction agreements (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Superior and the term loan investors, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding Superior’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of Superior’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm Superior’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed

Transactions; the potential for modification or adjustment of the definitive transaction agreements; the parties’ ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact Superior’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated including as a result of unexpected factors or events; the effects of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in Superior’s market capitalization and stockholders’ equity; the expected timing and process for the delisting of Superior’s common stock from the New York Stock Exchange and deregistration under the Securities Act; other risks related to the Proposed Transactions that will be included in Superior’s proxy statement on Schedule 14A (the “Proxy Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”); and those risks described in Item 1A of Part I of Superior’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of Superior’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, and Superior’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Superior does not intend to update these statements unless required by securities or other applicable laws to do so, and Superior undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This letter is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Proposed Transactions, Superior intends to file relevant materials with the SEC, including the Proxy Statement. This letter is not a substitute for the Proxy Statement or any other document that Superior may file with the SEC or send to its stockholders in connection with the Proposed Transactions. STOCKHOLDERS OF SUPERIOR ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUPERIOR, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SUPERIOR’S STOCKHOLDERS TO BE HELD IN CONNECTION WITH THE PROPOSED TRANSACTIONS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and Superior’s other filings with the SEC also will be available free of charge on Superior’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

Superior, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Proposed Transactions. Information regarding the names of Superior’s directors and executive officers and certain other individuals and their respective interests in Superior by security holdings or otherwise is set forth in Superior’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive

Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Superior participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude. Such filings and the 2025 Definitive Proxy are available free of charge on Superior’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Proposed Transactions.